UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2005 (August 12, 2005)
NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-19656	20-2065860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia		20191
(Address of principal executive offices)		(Zip Code)
Registrants’ Telephone Number, Including Area Code:  (703) 433 - 4000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On August 12, 2005, the merger (the “Merger”) of Nextel Communications, Inc. (“NCI”) with and into S-N Merger Corp., a wholly owned subsidiary of Sprint Corporation, which, in connection with the Merger, changed its name to Sprint Nextel Corporation (“Sprint Nextel”), was consummated. Former NCI common stockholders will receive 1.26750218 shares of Sprint Nextel common stock and $0.84629198 in cash in exchange for each share of NCI common stock they own.
Item 8.01 Other Events.
     On August 12, 2005, in connection with the completion of the Merger, S-N Merger Corp., which has been renamed Nextel Communications, Inc. (the “Surviving Corporation”), and BNY Midwest Trust Company (the “Trustee”) entered into the (i) first supplemental indenture (the “9.5% Notes Supplemental Indenture”) to the indenture (the “9.5% Notes Indenture”), dated January 26, 2001, between NCI and the Trustee, which provided for the issuance of NCI’s 9.5% Senior Serial Redeemable Notes due 2011; (ii) first supplemental indenture (the “Convertible Notes Supplemental Indenture”) to the indenture (the “Convertible Notes Indenture”), dated January 26, 2000, between NCI and the Trustee, which provided for the issuance of NCI’s 5.25% Convertible Senior Redeemable Notes due 2010; and (iii) third supplemental indenture (the “2003 Senior Notes Supplemental Indenture,” and collectively with the 9.5% Notes Supplemental Indenture and the Convertible Notes Supplemental Indenture, the “Supplemental Indentures”) to the indenture (the “2003 Senior Notes Indenture,” and collectively with the 9.5% Notes Indenture and the Convertible Notes Indenture, the “Indentures”), dated as of July 31, 2003, between NCI and the Trustee, under which NCI’s 7.375% Senior Serial Redeemable Notes due 2013, 6.875% Senior Serial Redeemable Notes due 2015 and 5.95% Senior Serial Redeemable Notes due 2014 were issued. The Supplemental Indentures provide, among other things, for the assumption by the Surviving Corporation of any and all of NCI’s duties and obligations under the Indentures. The Trustee has pre-existing relationships with NCI, including serving as trustee under the Indentures. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
4.1	9.5% Notes Supplemental Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company.

4.2	Convertible Notes Supplemental Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company.

4.3	2003 Senior Notes Supplemental Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.
/s/ Gary D. Begeman
By:	Gary D. Begeman
Vice President

Date: August 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
4.1	9.5% Notes Supplemental Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company.

4.2	Convertible Notes Supplemental Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company.

4.3	2003 Senior Notes Supplemental Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company.

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